Exhibit 10.9

Execution Copy

FIRST ADVANTAGE CORPORATION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS Agreement (the “Agreement”) is entered into as of September 14, 2005 by and among First Advantage Corporation, a Delaware corporation (the “Company”) and Experian Information Solutions, Inc., an Ohio corporation (“Experian”).

RECITALS

WHEREAS, Experian is a member of First American Real Estate Solutions, LLC, a California limited liability company (“FARES”).

WHEREAS, FARES and the Company are entering into a transaction (the “Transaction”) pursuant to which, among other things, FARES is to sell its interest in its Credco Division, including without limitation, First American Credco of Puerto Rico, Inc., in exchange for, among other things, 16,341,462 Class B common shares (the “Initial Shares”), $.001 par value, of the Company (“Class B Shares”);

WHEREAS, in addition to the Initial Shares, FARES may have the right to receive additional Class B Shares in connection with the Transaction (the “Additional Shares”).

WHEREAS, pursuant to the terms of the Company’s First Amended and Restated Certificate of Incorporation (the “Charter”), upon the transfer of any Class B Shares to a Person (as defined pursuant to the Charter) that at the time of such transfer is neither The First American Corporation (“First American”) nor an Affiliate (as defined pursuant to the Charter) of First American, such shares shall automatically be converted into one fully paid and nonassessable share of Class A Common Stock, $.001 par value, of the Company (“Class A Shares”).

WHEREAS, Experian required (as a condition to its approval of the Transaction as a member of FARES) that as a condition to the closing of the Transaction that the Company execute and deliver to Experian a registration rights agreement for resale of any Class A Shares it may receive upon a distribution by FARES of any of the FARES Shares.

NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

SECTION 1. GENERAL

1.1 Definitions. As used in the Agreement the following terms shall have the following respective meanings:

“Affiliate” shall mean any person or entity controlling, controlled by or under common control with the entity or person specified. For the purposes of this definition, “control” shall have the meaning presently specified for that word in Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FARES Shares” shall mean (a) the Initial Shares and the Additional Shares, (b) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend, stock split or other distribution with respect to, or in exchange for or in replacement of, such above-described securities, (c) any security received or receivable by FARES or any of its Affiliates in exchange for or in replacement of any FARES Shares, (d) any security received by FARES or any of its Affiliates in exchange for or in replacement of any other FARES Shares, (e) any security issued or issuable to FARES or any of its Affiliates as a result of a change or reclassification of any other FARES Shares or any capital reorganization of the Company, and (f) any security received or receivable by FARES or any of its Affiliates as a result of a merger or consolidation of the Company.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means (a) FARES Shares which have been distributed by FARES to Experian or any of its Affiliates or which are issued upon conversion, exchange or exercise of any such FARES Shares, or (b) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend, stock split or other distribution with respect to, or in exchange for or in replacement of, such above-described securities, (c) any security received in exchange for or in replacement of any Registrable Security, (d) any security issued or issuable as a result of a change or reclassification of any Registrable Security or any capital reorganization of the Company, and (e) any security received or receivable on account of any Registrable Securities as a result of a merger or consolidation of the Company; provided, however, that Registrable Securities shall not include any shares which have been registered pursuant to an effective registration statement under the Securities Act.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.1, and 2.2 hereof (other than Selling Expenses), including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed twenty-five thousand dollars

($25,000) of a single special counsel for Experian, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

“SEC” or “Commission” means the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Selling Expenses” shall mean all underwriting discounts and selling commissions in connection with a registration.

“Special Registration Statement” shall mean a registration statement (i) relating to any employee benefit plan, (ii) with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act and (iii) in which the only stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

SECTION 2. REGISTRATION

2.1 Demand Registration.

(a) At any time and from time to time, Experian shall have the right, by written notice delivered to the Company, to require the Company register under the Securities Act (including, but not limited to, by means of a shelf registration under Rule 415 promulgated under the Securities Act or by means of an underwritten public offering) Registrable Securities having an aggregate offering price (before deducting of underwriting discounts and commissions) to the public in excess of $5,000,000 (a “Demand Notice”). Within ten business days after the Company’s receipt of a Demand Notice, the Company shall give written notice thereof (a “Piggyback Notice”) to all other holders of securities of the Company (“Piggyback Holders”) to whom the Company has granted registration rights that are triggered by the Company’s receipt of a Demand Notice (“Piggyback Rights”), which Piggyback Notice shall state that the Piggyback Holders have the right, subject to the cutback described in Section 2.1(b) below, to register for resale all or a portion of their securities that are subject to Piggyback Rights (“Piggyback Securities”). Subject to the remainder of this Section 2.1, the Company shall effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that Experian requests to be registered as well as (i) all Piggyback Securities as to which the Company has received a written notice of exercise of Piggyback Rights and (ii) all securities of the Company that the Company desires to register (“Company Securities”).

(b) If Experian intends to distribute the Registrable Securities covered by their request by means of an underwriting, it shall so advise the Company as a part of Demand Notice and the Company shall include such information in the Piggyback Notice. In such event, Experian, all Piggyback Holders as to which the Company has received a written notice of exercise of Piggyback Rights and the Company shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Experian (which underwriter or underwriters shall be reasonably acceptable to the Company) but in no event shall any indemnity and/or contribution provisions therein provide that the indemnity and/or contribution of Experian exceed the net proceeds of the offering received by Experian. The Company as a condition to fulfilling its obligations under this Agreement, may require the underwriters to enter into an agreement in customary form indemnifying the Company against any Violations (as defined below) that arise out of or are based upon an untrue statement or an alleged untrue statement or omission or alleged omission in the registration statements made in reliance upon and in conformity with written information furnished to the Company by the underwriters specifically for use in the preparation thereof. Notwithstanding any other provision of this Section 2.1, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise Experian and all Piggyback Holders which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated, first to Experian, second to the Company, and third on a pro rata basis to all such Piggyback Holders. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 2.1:

(i) within one hundred eighty (180) days following the effective date of the registration statement subject to Section 2.2;

(ii) after the Company has effected two (2) registrations pursuant to Section 2.1(a), and such registrations have been declared or ordered effective;

(iii) if the Company shall furnish Experian a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Company’s Board of Directors, it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of Experian’s request; and

(iv) in order to comply with this Section 2.1, would be required to (A) undergo a special interim audit or (B) prepare and file with the Commission, sooner than would otherwise be required, pro forma or other financial statements relating to any proposed transaction in which event the Company shall have the right to defer such filing for a period of not more than 120 days unless mutually extended by the parties hereto

For avoidance of doubt, the Company shall not be permitted to exercise such right to delay pursuant to 2.1 (iii) and (iv) above more than once in any twelve (12) month period;

2.2 Piggyback Registrations. The Company shall notify Experian in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will, subject to this Section 2.2, afford Experian an opportunity to include in such registration statement all or part of the Registrable Securities held by it. If Experian desires to include in any such registration statement all or any part of the Registrable Securities held by it shall, within twenty (20) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by Experian. If Experian decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, Experian shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a) Underwriting. If the registration statement under which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company shall so advise Experian. In such event, the right of any Experian to have Registrable Securities be included in a registration pursuant to this Section 2.2 shall be conditioned upon Experian’s participation in such underwriting and the inclusion of Experian’s Registrable Securities in the underwriting to the extent provided herein. Experian, to the extent it proposes to distribute Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company, but in no event shall any indemnity and/or contribution provisions therein provide that the indemnity and/or contribution of Experian exceed the net proceeds of the offering received by Experian. Notwithstanding any other provision of the Agreement, if the underwriter determines in its sole discretion that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated (i) first to the Company, (ii) second to Experian and Pequot Private Equity Fund II, L.P. and its affiliates on a pro rata basis, and (iii) finally to all other stockholders on a pro rata basis. If Experian disapproves of the terms of any such underwriting, Experian may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(b) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not Experian has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.3 hereof.

2.3 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2.1 or 2.2 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

2.4 Obligations of the Company. Whenever required pursuant to this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC as soon as practicable, but in no event later than sixty (60) days after receipt of a Demand Notice, a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective, and keep such registration statement effective until Experian has completed the distribution related thereto (such period not to exceed 120 days).

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be reasonably necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities registered pursuant hereto for the period set forth in paragraph (a) above, or until the distribution described in such registration statement is completed, if earlier.

(c) Furnish to Experian, without charge, as soon as practicable such number of copies of a prospectus, including a preliminary prospectus and any amendments and supplements to such prospectus, in conformity with the requirements of the Securities Act, and such other documents as Experian may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

(d) Use its reasonable efforts to register and qualify the Registrable Securities registered pursuant hereto under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Experian; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, file a general consent to service of process or subject itself to taxation in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.

(f) Notify Experian at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration statement pursuant to this Section 2, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

(h) Cause all Registrable Securities registered pursuant hereto to be listed on each securities exchange on which securities of the same class of the Company are then listed, or if no securities of the Company are then listed, on such exchange as the underwriters shall determine.

(i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto no later than the effective date of such registration statement.

(j) Make available for inspection by Experian to the extent Registrable Securities are included in such registration pursuant to the provisions of Section 2 of the Agreement, any underwriter participating in a disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by Experian, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by Experian, underwriter, attorney, accountant or agent in connection with such registration statement.

(k) Keep Experian advised in writing as to the initiation of registration, qualification and compliance and promptly notify Experian when such registration statement, or any post-effective amendment thereto, shall have become effective.

2.5 Furnishing Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 that Experian shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. Experian shall cooperate with the Company in connection with the preparation of the registration statement, and for so long as the Company is obligated to file and keep effective the registration statement, shall provide to the Company, in writing, for use in the registration statement, all such information regarding the Registrable Securities and its plan of distribution of the Registrable Securities s as may be necessary to enable the Company to prepare the registration statement and prospectus covering the Registrable Securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

2.6 Indemnification. In the event any Registerable Securities are included in a registration statement under Sections 2.1 or 2.2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless Experian, its employees, agents, officers and directors, any underwriter (as defined in the Securities Act) for Experian and each person, if any, who controls Experian or such underwriter within the meaning of the Securities Act or the Exchange Act (collectively, the “Experian Indemnified Parties”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,

(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay, as incurred, to each Experian Indemnified party any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld; provided, further, that the Company shall not be liable to the extent any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with (i) written information furnished expressly for use in connection with such registration by such Experian Indemnified Party pursuant to Section 2.5 hereof,. (ii) made in any preliminary or summary prospectus if a copy of the final prospectus was not delivered to the person alleging any loss, claim, damage or liability at or prior to the written confirmation of the sale of such Registrable Shares to such person and the untrue statement or omission concerned had been corrected in such final prospectus or (iii) the delivery by an indemnified party of any prospectus after such time as the Company has advised such indemnified party in writing that the filing of a post-effective amendment or supplement thereto is required, except the prospectus as so amended or supplemented, or the delivery of any prospectus after such time as Company’s obligation to keep the same current and effective has expired and the Company has provided Experian with notice that the prospectus is no longer effective.

(b) To the extent permitted by law, Experian will indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act (“Company Indemnified Parties”), against any losses, claims, damages or liabilities (joint or several) to which the Company or any Company Indemnified Party may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Experian expressly for use in connection with the registration pursuant to Section 2.5; and Experian will pay as incurred any legal or other expenses reasonably incurred by the Company Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Experian, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 2.6 exceed the net proceeds from the offering received by Experian.

(c) Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.6 or to the extent such delay was not materially prejudicial to its ability to defend such action. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim made without the consent of the indemnifying party; no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party, except with the consent of each indemnified party, will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by Experian hereunder exceed the net proceeds from the offering received by Experian, except in the case of willful fraud by Experian.

(e) The obligations of the Company and Experian under this Section 2.6 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of the Agreement.

(f) The foregoing notwithstanding, to the extent that the provision on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

2.7 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by Experian (x) to any of its Affiliates to the extent that Experian transfers shares of Registrable Securities or any interest in FARES to such Affiliate or (y) to any other transferee of Registrable Securities or an interest in FARES from Experian who acquires such Registrable Securities or interest in FARES in connection with the purchase of substantially all of the assets of any business unit of Experian or any of its Affiliates, to the extent any such transferee agrees, in writing, to be bound by the terms hereof.

2.8 “Market Stand-Off” Agreement; Agreement to Furnish Information. Experian hereby agrees that it shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by Experian (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company, not to exceed ninety (90) days following the effective date of the registration statement of the Company filed under the Securities Act in connection with an underwritten offering of any of its equity securities; provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities and all other persons with registration rights are bound by and enter into substantially similar agreements and no such agreement is waived.

Experian agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Experian shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said ninety (90) day period. Experian agrees not to transfer any shares of Registrable Securities to any permitted transferee unless such transferee has agreed to be bound by this Section 2.8.

2.9 Rule 144 and Form S-3. With a view to making available to Experian the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use itsreasonable efforts to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act so long as the Company remains subject to the periodic reporting requirements under Section 13 and 15(d) of the Exchange Act;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act;

(c) So long as Experian owns any Registrable Securities, furnish to Experian forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration; and

(d) Use its reasonable efforts to remain eligible to register offerings of securities on Form S-3 or its successor form.

SECTION 3. MISCELLANEOUS

3.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware (exclusive of conflict of laws principles) as applied to agreements entered into and to be performed entirely within the State of Delaware.

3.2 Termination. This Agreement shall terminate on the first date on which (i) the Company is then providing current information within the meaning of Rule 144(c)(1) promulgated under the Securities Act, (ii) no representative designated by Experian is a member of the Board of Directors of the Company and (iii) Experian and its Affiliates (or any permitted transferee who succeeds to their rights hereunder) are able to sell all of their Registrable Securities without restriction under Rule 144 under the Securities Act on such date.

3.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

3.4 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements with regard to the subject matter hereof or thereof except as specifically set forth herein and therein.

3.5 Severability. In the event one or more of the provisions of the Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of the Agreement, and the Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

3.6 Amendment and Waiver. Except as otherwise expressly provided, any term of the Agreement may be amended, modified or waived (either generally or in a particular instance, and either prospectively or retrospectively) only upon the written consent of the Company and Experian.

3.7 Delays or Omissions. Subject to applicable statutes of limitations, it is agreed that no delay or omission to exercise any right, power, or remedy accruing to Experian upon any breach, default or noncompliance of the Company under the Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. All remedies, either under the Agreement, by law, or otherwise afforded to Experian, shall be cumulative and not alternative.

3.8 Notices. Except as otherwise set forth herein, all notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to the Company shall be sent to:

If to the Company:	First Advantage Corporation One Progress Plaza, Suite 2400 St. Petersburg, Florida 33701 Attn: John Long, President and CEO Attn: Julie Waters, Vice President and General Counsel Fax: 727-214-3409

with a copy (which will not constitute notice) to:
If to Experian:	Experian Holdings, Inc.
475 Anton Boulevard
Costa Mesa, California 92628
Attention: Senior Vice President and Lead Attorney
Fax: 714-830-2513

with a copy (which will not constitute notice) to:

Sonnenschein Nath & Rosenthal LLP
8000 Sears Tower
Chicago, Illinois 60606
Attention: Michael D. Rosenthal, Esq.
Fax: 312-876-7934

or, in either case at such address or number as any party hereto may designate by ten (10) days advance written notice to the Company.

3.9 Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in the Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to the Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

3.10 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing the Agreement.

3.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Additional Purchasers shall execute a counterpart signature page to the Agreement and become a party to the Agreement without the need of further signature or approval by the Company or any Investor.

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Signature Pages Follow

IN WITNESS WHEREOF, the parties hereto have executed this REGISTRATION RIGHTS AGREEMENT as of the date set forth above.

COMPANY:

FIRST ADVANTAGE CORPORATION, a Delaware corporation

By:	/s/ JULIE WATERS
Name:	Julie Waters
Title:	Vice President and General Counsel

EXPERIAN:

EXPERIAN INFORMATION SOLUTIONS, INC., an. Ohio corporation

By:	/s/ MARK PEPPER
Name:	Mark Pepper
Title:	Treasurer